UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VORNADO REALTY TRUST

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2020. VORNADO REALTY TRUST *Depending on concerns about the coronavirus, or COVID-19, we may hold a virtual Annual Meeting instead of holding the meeting in New Jersey.The Company would publicly announce a determination to hold a virtual Annual Meeting in a press release available at www.vno.com as soon as practicable before the meeting. In that event, the 2020 Annual Meeting would be conducted solely virtually, at the above date and time, via live audio webcast. Details on how you or your proxyholder could participate, vote and examine a list of shareholders of record at the virtual Annual Meeting will be made available in any such announcement. VORNADO REALTY TRUST 888 SEVENTH AVENUE NEW YORK, NY 10019 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E98610-P33529 See the reverse side of this notice to obtain Meeting Information* Meeting Type:Annual Meeting For holders as of:March 16, 2020 Date: May 14, 2020Time: 11:30 AM Eastern Time Location: Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods E98611-P33529 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Trustees recommends you vote FOR the following: 1. Election of Trustees Nominees: 01) 02) 03) 04) 05) Steven Roth Candace K. Beinecke Michael D. Fascitelli Beatrice Hamza Bassey William W. Helman IV 06) 07) 08) 09) 10) David M. Mandelbaum Mandakini Puri Daniel R. Tisch Richard R. West Russell B. Wight, Jr. The Board of Trustees recommends you vote FOR proposals 2, 3 and 4. 2. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR. 3. NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION. 4. APPROVAL OF AMENDMENTS TO THE COMPANY'S 2019 OMNIBUS SHARE PLAN. NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. E98612-P33529 Voting Items

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